UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 14, 2020
Date of Report (date of earliest event reported)

Franchise Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35588 (Commission File Number)	27-3561876 (IRS Employer Identification No.)
1716 Corporate Landing Parkway Virginia Beach, Virginia 23454 (Address of Principal Executive Offices) (ZIP Code)

(757) 493-8855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On February 14, 2020, Franchise Group Newco Intermediate AF, LLC (“Parent”), a Delaware limited liability company and a subsidiary of Franchise Group, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), by and among American Freight Group, Inc., a Delaware corporation (“American Freight”), Franchise Group Merger Sub AF, Inc., a Delaware limited liability company and a subsidiary of Parent (“Merger Sub”), and The Jordan Company, L.P., a Delaware limited partnership (the “Representative”), solely in its capacity as representative for the Fully-Diluted Stockholders (as defined in the Merger Agreement), as described further in Item 2.01 below.

Pursuant to the Amendment, Parent, American Freight and the Representative have agreed to, among other things, (i) increase the limit on the amount of cash of American Freight that would be included in the calculation of the merger consideration from $5,000,000 to $10,000,000 and (ii) fix the estimated amount of cash of American Freight for purpose of the estimated closing statement for the Merger (as defined below) at $4,499,809.01.

The foregoing summary of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is incorporated herein by reference to Exhibit 2.1 to this Current Report on Form 8-K.

AF Credit Agreement and AF Term Loan

On February 14, 2020, Franchise Group Intermediate Holdco, LLC, a Delaware limited liability company (“Lead Borrower”) and an indirect subsidiary of the Company, Franchise Group New Holdco, LLC (“Global Parent”) and various subsidiaries of Global Parent entered into a Credit Agreement (the “AF Credit Agreement”) with various lenders from time to time party thereto (the “Term Lenders”), GACP Finance Co., LLC, as administrative agent (“Term Administrative Agent”) and Kayne Solutions Fund, L.P., as collateral agent (“Term Collateral Agent”). The AF Credit Agreement provides for a $575.0 million senior secured term loan (the “AF Term Loan”), which consists of a $375.0 million first out tranche (“AF Tranche A-1 Term Loan”) and $200.0 million last out tranche (“AF Tranche A-2 Term Loan”), made by the Term Lenders to the Lead Borrower or certain of its subsidiaries party to the AF Credit Agreement as borrowers (together with the Lead Borrower, the “Borrowers”). The Borrowers’ obligations under the AF Credit Agreement are guaranteed by Global Parent and certain subsidiaries of Global Parent (together with Global Parent, the “Guarantors”, and together with the Borrowers, the “Loan Parties”), and are required to be guaranteed by each of Global Parent’s direct and indirect subsidiaries (other than certain excluded subsidiaries) that may be formed or acquired after the date of the AF Credit Agreement. The obligations of the Borrowers under the AF Credit Agreement are secured on a first priority basis by substantially all of the assets (other than ABL Priority Collateral (as defined below)) of the Loan Parties (the “Term Priority Collateral”), are secured on a second priority basis by credit card receivables, account receivables, deposit accounts, securities accounts and commodity accounts and inventory of the Loan Parties (the “ABL Priority Collateral”), and are required to be secured by each of Global Parent’s direct and indirect subsidiaries (other than certain excluded subsidiaries) that may be formed or acquired after the date of the AF Credit Agreement. The proceeds of the AF Term Loan, together with the proceeds of the ABL Term Loan (as defined below), have been or will be used to consummate the Merger (as defined below), to prepay certain existing indebtedness of American Freight and its subsidiaries, Franchise Group Intermediate S, LLC and its subsidiaries and Franchise Group Intermediate B, LLC and its subsidiaries, to pay fees and expenses in connection with the Merger, the AF Term Loan and the ABL Term Loan, and for general corporate purposes.

The AF Term Loan will mature on February 14, 2025, unless the maturity is accelerated subject to the terms set forth in the AF Credit Agreement. The AF Term Loan will, at the option of the Borrowers, bear interest at either (i) a rate per annum based on LIBOR for an interest period of one, two, three or six months, plus an interest rate margin of 8.0% for the AF Tranche A-1 Term Loan and 12.5% for the AF Tranche A-2 Term Loan (each an “AF LIBOR Loan”) with a 1.50% LIBOR floor, or (ii) an alternate base rate determined as provided in the AF Credit Agreement, plus an interest rate margin of 7.0% for the AF Tranche A-1 Term Loan and 11.5% for the AF Tranche A-2 Term Loan (each an “AF ABR Loan”) with a 2.50% alternate base rate floor. Interest on AF LIBOR Loans is payable in arrears at the end of each applicable interest period (and, with respect to a six-month interest period, three months after commencement of the interest period), and interest on AF ABR Loans is payable in arrears on the first day of each fiscal quarter.

The Borrowers are required to repay the AF Term Loan in equal quarterly installments of $6,250,000 on the last day of each fiscal quarter, commencing on June 30, 2020. The Borrowers are required to prepay the AF Term Loan with 50% of consolidated excess cash flow on a quarterly basis and, subject to the agreements between the Term Lenders and between the Term Lenders and the ABL Lenders (as defined below), with the net cash proceeds of certain other customary events. All repayments or prepayments (whether voluntary or mandatory (other than scheduled amortization payments and mandatory prepayments resulting from excess cash flow and limited refranchising activity)) of the AF Term Loan which are made on or prior to the first anniversary of the date of the AF Credit Agreement are subject to a make whole premium plus 3.0%. All repayments or prepayments (whether voluntary or mandatory (other than scheduled amortization payments and mandatory prepayments resulting from excess cash flow and limited refranchising activity)) of the AF Term Loan which are made (i) after the first anniversary of the date of the AF Credit Agreement but on or prior to the second anniversary of the date of the AF Credit Agreement are subject to a prepayment premium of 2.0% and (ii) after the second anniversary of the date of the AF Credit Agreement but on or prior to the third anniversary of the date of the AF Credit Agreement are subject to a prepayment premium of 1.0%. The Borrowers may also be required to pay LIBOR breakage and redeployment costs in certain limited circumstances.

The AF Credit Agreement and the AF Security Agreement (as defined below) include customary affirmative, negative, and financial covenants binding on the Loan Parties, including delivery of financial statements and other reports. The negative covenants limit the ability of the Loan Parties, among other things, to incur debt, incur liens, make investments, sell assets, pay dividends on its capital stock and enter into transactions with affiliates. The financial covenants set forth in the AF Credit Agreement include a maximum total leverage ratio (net of certain cash) and a minimum fixed charge coverage ratio, in each case with respect to the Lead Borrower and each of its subsidiaries (other than certain excluded subsidiaries), to be tested at the end of each fiscal quarter. In addition, the AF Credit Agreement includes customary events of default, the occurrence of which may require that the Borrowers pay an additional 2.0% interest on the AF Term Loan. The AF Credit Agreement includes passive holding company covenants binding on Global Parent.

The foregoing descriptions are subject to, and qualified in their entirety by, the full texts of each of the AF Credit Agreement and the Security Agreement, dated as of February 14, 2020 (the “AF Security Agreement”), by and among the Loan Parties, as grantors, in favor of Term Collateral Agent, and each of which is incorporated herein by reference to Exhibits 10.1 – 10.2 to this Current Report on Form 8-K, respectively.

ABL Credit Agreement and ABL Term Loan

On February 14, 2020, the Loan Parties entered into an ABL Credit Agreement (the “ABL Credit Agreement”) with various lenders from time to time party thereto (the “ABL Lenders”) and GACP Finance Co., LLC, as administrative agent and collateral agent (in such capacities, the “ABL Agent”). The ABL Credit Agreement provides for a $100.0 million senior secured asset based term loan (the “ABL Term Loan”), made by the ABL Lenders to certain of the Borrowers. The Borrowers’ obligations under the ABL Credit Agreement are guaranteed by the Guarantors, and are required to be guaranteed by each of Global Parent’s direct and indirect subsidiaries (other than certain excluded subsidiaries) that may be formed or acquired after the date of the ABL Credit Agreement. The obligations of the Borrowers under the ABL Credit Agreement are secured on a first priority basis by the ABL Priority Collateral, are secured on a second priority bases by the Term Priority Collateral and are required to be secured by each of Global Parent’s direct and indirect subsidiaries (other than certain excluded subsidiaries) that may be formed or acquired after the date of the ABL Credit Agreement. The proceeds of the ABL Term Loan, together with the proceeds of the AF Term Loan, have been or will be used to consummate the Merger (as defined below), to prepay certain existing indebtedness of American Freight and its subsidiaries, Franchise Group Intermediate S, LLC and its subsidiaries and Franchise Group Intermediate B, LLC and its subsidiaries, to pay fees and expenses in connection with the Merger, the AF Term Loan and the ABL Term Loan, and for general corporate purposes.

The ABL Term Loan will mature on May 14, 2020, unless the maturity is accelerated subject to the terms set forth in the ABL Credit Agreement. The ABL Term Loan will, at the option of the Borrowers, bear interest at either (i) a rate per annum based on LIBOR for an interest period of one, two, three or six months, plus an interest rate margin of 6.50% (an “ABL LIBOR Loan”) with a 1.50% LIBOR floor, or (ii) an alternate base rate determined as provided in the ABL Credit Agreement, plus an interest rate margin of 5.50% (an “ABL ABR Loan”) with a 2.50% alternate base rate floor. Interest on ABL LIBOR Loans is payable in arrears at the end of each applicable interest period (and, with respect to a six-month interest period, three months after commencement of the interest period), and interest on ABL ABR Loans is payable in arrears on the first day of each fiscal quarter.

If the borrowing base (as tested on a fiscal monthly basis) exceeds the outstanding principal amount of the ABL Term Loan, the Borrowers are required to prepay the ABL Term Loan in the amount of any such excess. The Borrowers are also required to prepay the ABL Term Loan, subject to the agreements between the Term Lenders and between the Term Lenders and the ABL Lenders, with the net cash proceeds of certain other customary events. The Borrowers may make voluntary prepayments of the ABL Term Loan from time to time. All repayments or prepayments (whether voluntary or mandatory) of the ABL Term Loan which are made on or after May 14, 2020 are subject to an exit fee of 2.0%. The Borrowers may also be required to pay LIBOR breakage and redeployment costs in certain limited circumstances.

The ABL Credit Agreement and the ABL Security Agreement (as defined below) include customary affirmative, negative, and financial covenants binding on the Loan Parties, including delivery of financial statements and other reports. The negative covenants limit the ability of the Loan Parties, among other things, to incur debt, incur liens, make investments, sell assets, pay dividends on its capital stock and enter into transactions with affiliates. The financial covenants set forth in the ABL Credit Agreement include a minimum consolidated liquidity of the Loan Parties and their subsidiaries (other than certain excluded subsidiaries), to be tested at all times, and a minimum borrowing base ratio of the Loan Parties, to be tested at the end of each month. In addition, the ABL Credit Agreement includes customary events of default, the occurrence of which may require that the Borrowers pay an additional 2.0% interest on the ABL Term Loan. The ABL Credit Agreement includes passive holding company covenants binding on Global Parent.

The foregoing descriptions are subject to, and qualified in their entirety by, the full texts of each of the ABL Credit Agreement and the Security Agreement, dated as of February 14, 2020 (the “ABL Security Agreement”), by and among the Loan Parties, as grantors, in favor of ABL Agent, and each of which is incorporated herein by reference to Exhibits 10.3 – 10.4 to this Current Report on Form 8-K, respectively.

Amendment to Liberty Credit Agreement

On February 14, 2020, Franchise Group Intermediate L 2, LLC, a Delaware limited liability company (“Liberty Borrower”) and an indirect subsidiary of the Company, certain subsidiaries of the Liberty Borrower party thereto (the “Liberty Loan Parties”), CIBC Bank USA, as administrative agent (the “Liberty Agent”), and the lenders party thereto (the “Liberty Lenders”), entered into the Sixth Amendment to Credit Agreement (the “Liberty Amendment”), amending certain provisions of the Credit Agreement, dated as of May 16, 2019, among the Liberty Borrower, the Liberty Loan Parties, the Liberty Agent and the Liberty Lenders (the “Liberty Credit Agreement”).The Liberty Amendment will amend the Liberty Credit Agreement to provide for, among other things, (1) the ability of the Liberty Borrower and its subsidiaries to provide a second priority lien in favor of the AF Term Loan, (2) a gradual reduction of the commitments under the Liberty Credit Agreement until April 30, 2020, and (3) the termination of commitments and maturity of the facility on April 30, 2020. The foregoing summary is subject to, and qualified in its entirety by, the full text of the Liberty Amendment, which is incorporated herein by reference to Exhibit 10.5 to this Current Report on Form 8-K.

Kayne Subscription Agreement

In addition, on February 14, 2020, substantially concurrently with the consummation of the Merger (as defined below), the Company issued and sold to Kayne FRG Holdings, L.P. (“Kayne FRG”), and Kayne FRG purchased (the “Kayne Subscription”), 1,250,000 shares of common stock of the Company, par value $0.01 per share (the “Subscription Shares”), pursuant to a subscription agreement (the “Kayne Subscription Agreement”) entered into between Kayne FRG and the Company, as consideration and payment for services rendered by Kayne FRG or its affiliates to the Company and its affiliates in connection with the AF Credit Agreement and debt financing transactions contemplated thereby. The Kayne Subscription Agreement, among other things, restricts transfers and sales of the Subscription Shares by Kayne FRG for a period of six months (the “Lock-Up Period”), subject to certain exemptions, including among others exemptions for transfers to affiliates of Kayne FRG, or in the event of a change of control transaction or registered public offerings in which shares of common stock of the Company are being offered to the public by one or more funds controlled by Vintage Capital Management, LLC, in each case subject to the terms and conditions set forth in the Kayne Subscription Agreement (the “Lock-Up”). The foregoing summary is subject to, and qualified in its entirety by, the full text of the Kayne Subscription Agreement, which is incorporated herein by reference to Exhibit 10.6 to this Current Report on Form 8-K.

Kayne Registration Rights Agreement

In connection with the Kayne Subscription, on February 14, 2020, the Company entered into a Registration Rights Agreement with Kayne FRG (the “Registration Rights Agreement”). The Registration Rights Agreement provides Kayne FRG with certain registration rights applicable to the Subscription Shares (the “Registrable Shares”).  Pursuant to the Registration Rights Agreement, the Company is required to, as promptly as practicable but in any event no later than the date of expiration of the Lock-Up Period (as defined above), prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-1 (or Form S-3 if the Company is eligible to use Form S-3 at such time) with respect to the offer and resale of all Registrable Shares, or include the Registrable Shares in any registration statement that the Company then has on file with the SEC.  The Company must use its reasonable best efforts to, among other things, have such shelf registration statement declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as promptly as practicable after such filing and maintain the effectiveness of (and availability for use of) such shelf registration statement until such time as there are no Registrable Shares.  Additionally, pursuant to the Registration Rights Agreement but subject to the terms of the Kayne Subscription Agreement (including the Lock-Up), the Company has granted Kayne FRG piggyback registration rights on the terms and conditions set forth therein. The foregoing summary of the Registration Rights Agreement is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is incorporated herein by reference to Exhibit 10.7 to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of American Freight

On February 14, 2020, Parent completed its acquisition (which was previously announced in the Current Report on Form 8-K filed by the Company with the SEC on December 30, 2019) of American Freight, pursuant to the terms of the Merger Agreement, pursuant to which, among other things, Merger Sub merged with and into American Freight (the “Merger”), with American Freight surviving as a wholly owned subsidiary of Parent.

The foregoing summary of the Merger Agreement, the Merger and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by the Company with the SEC on December 30, 2019.

To the extent required, the information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Press Release. On February 14, 2020, the Company issued a press release announcing, among other things, the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this item with respect to the Merger will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by this item with respect to the Merger will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

2.1	Amendment to Agreement and Plan of Merger, dated as of February 14, 2020, by and among American Freight Group, Inc., Franchise Group Newco Intermediate AF, LLC and The Jordan Company, L.P., solely in its capacity as representative for the Fully-Diluted Stockholders (as defined in the Merger Agreement).

10.1	Credit Agreement, dated as of February 14, 2020, by and among Franchise Group New Holdco, LLC, Franchise Group Intermediate Holdco, LLC, each of its subsidiaries named therein, the lenders named therein, GACP Finance Co., LLC, as administrative agent, and Kayne Solutions Fund, L.P., as collateral agent.

10.2	Security Agreement, dated as of February 14, 2020, by and among Franchise Group New Holdco, LLC, Franchise Group Intermediate Holdco, LLC, each of its subsidiaries named therein and Kayne Solutions Fund, L.P., as collateral agent.

10.3	ABL Credit Agreement, dated as of February 14, 2020, by and among Franchise Group New Holdco, LLC, Franchise Group Intermediate Holdco, LLC, each of its subsidiaries named therein, the lenders named therein, and GACP Finance Co., LLC, as administrative agent and collateral agent.

10.4	Security Agreement, dated as of February 14, 2020, by and among by and among Franchise Group New Holdco, LLC, Franchise Group Intermediate Holdco, LLC, each of its subsidiaries named therein and GACP Finance Co., LLC, as administrative agent and collateral agent.

10.5	Sixth Amendment to Credit Agreement, dated as of February 14, 2020, by and among Franchise Group Intermediate L 2, LLC, the other Loan Parties thereto, the Lenders party thereto and CIBC Bank USA, as Administrative Agent.

10.6	Subscription Agreement, dated as of February 14, 2020, by and between Franchise Group, Inc. and Kayne FRG Holdings, L.P.

10.7	Registration Rights Agreement, dated as of February 14, 2020, by and between Franchise Group, Inc. and Kayne FRG Holdings, L.P.

99.1	Press Release, dated February 14, 2020.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1	Amendment to Agreement and Plan of Merger, dated as of February 14, 2020, by and among American Freight Group, Inc., Franchise Group Newco Intermediate AF, LLC and The Jordan Company, L.P., solely in its capacity as representative for the Fully-Diluted Stockholders (as defined in the Merger Agreement).

10.1	Credit Agreement, dated as of February 14, 2020, by and among Franchise Group New Holdco, LLC, Franchise Group Intermediate Holdco, LLC, each of its subsidiaries named therein, the lenders named therein, GACP Finance Co., LLC, as administrative agent, and Kayne Solutions Fund, L.P., as collateral agent.

10.2	Security Agreement, dated as of February 14, 2020, by and among Franchise Group New Holdco, LLC, Franchise Group Intermediate Holdco, LLC, each of its subsidiaries named therein and Kayne Solutions Fund, L.P., as collateral agent.

10.3	ABL Credit Agreement, dated as of February 14, 2020, by and among Franchise Group New Holdco, LLC, Franchise Group Intermediate Holdco, LLC, each of its subsidiaries named therein, the lenders named therein, and GACP Finance Co., LLC, as administrative agent and collateral agent.

10.4	Security Agreement, dated as of February 14, 2020, by and among by and among Franchise Group New Holdco, LLC, Franchise Group Intermediate Holdco, LLC, each of its subsidiaries named therein and GACP Finance Co., LLC, as administrative agent and collateral agent.

10.5	Sixth Amendment to Credit Agreement, dated as of February 14, 2020, by and among Franchise Group Intermediate L 2, LLC, the other Loan Parties thereto, the Lenders party thereto and CIBC Bank USA, as Administrative Agent.

10.6	Subscription Agreement, dated as of February 14, 2020, by and between Franchise Group, Inc. and Kayne FRG Holdings, L.P.

10.7	Registration Rights Agreement, dated as of February 14, 2020, by and between Franchise Group, Inc. and Kayne FRG Holdings, L.P.

99.1	Press Release, dated February 14, 2020.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer

Dated: February 18, 2020